Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt [Abstract]
Long-Term Debt

Note 10. Long-Term Debt:

At December 31, 2011 and 2010, Altria Group, Inc.'s long-term debt, all of which was consumer products debt, consisted of the following:

(in millions)	2011	2010
Notes, 4.125% to 10.20% , interest payable semi-annually (average coupon interest rate 8.3%), due through 2039	$13,647	$12,152
Debenture, 7.75% due 2027, interest payable semi-annually	42	42

	13,689	12,194
Less current portion of long-term debt	600

	$13,089	$12,194

Aggregate maturities of long-term debt are as follows:

(in millions)	Altria Group, Inc.	UST	Total Long-Term Debt
2012		$600	$600
2013	$1,459		1,459
2014	525		525
2015	1,000		1,000
2018	3,100	300	3,400
2019	2,200		2,200
Thereafter	4,542		4,542

Altria Group, Inc.'s estimate of the fair value of its debt is based on observable market information from a third party pricing source. The aggregate fair value of Altria Group, Inc.'s total long-term debt at December 31, 2011, was $17.7 billion, as compared with its carrying value of $13.7 billion. The aggregate fair value of Altria Group, Inc.'s long-term debt at December 31, 2010, was $15.5 billion, as compared with its carrying value of $12.2 billion.

Altria Group, Inc. Senior Notes:

On May 5, 2011, Altria Group, Inc. issued $1.5 billion (aggregate principal amount) of 4.75% senior unsecured long-term notes due May 5, 2021, with interest payable semi-annually. The net proceeds from the issuances of these senior unsecured notes were added to Altria Group, Inc.'s general funds and used for general corporate purposes.

The notes of Altria Group, Inc. are senior unsecured obligations and rank equally in right of payment with all of Altria Group, Inc.'s existing and future senior unsecured indebtedness. With respect to $12,725 million (aggregate principal amount) of Altria Group, Inc.'s senior unsecured long-term notes that were issued from 2008 to 2011, upon the occurrence of both (i) a change of control of Altria Group, Inc. and (ii) the notes ceasing to be rated investment grade by each of Moody's, Standard & Poor's and Fitch Ratings Ltd. within a specified time period, Altria Group, Inc. will be required to make an offer to purchase the notes at a price equal to 101% of the aggregate principal amount of such notes, plus accrued and unpaid interest to the date of repurchase as and to the extent set forth in the terms of the notes.

With respect to $10,225 million (aggregate principal amount) of senior unsecured long-term notes issued in 2008 and 2009, the interest rate payable on each series of notes is subject to adjustment from time to time if the rating assigned to the notes of such series by Moody's or Standard & Poor's is downgraded (or subsequently upgraded) as and to the extent set forth in the terms of the notes.

The obligations of Altria Group, Inc. under the notes are guaranteed by PM USA (see Note 20. Condensed Consolidating Financial Information).

UST Senior Notes:

As discussed in Note 3. UST Acquisition, the purchase price for the acquisition of UST included $900 million (aggregate principal amount) of long-term debt consisting of notes that are senior unsecured obligations and rank equally in right of payment with all of UST's existing and future senior unsecured and unsubordinated indebtedness. With respect to $300 million (aggregate principal amount) of the UST senior notes, upon the occurrence of both (i) a change of control of UST and (ii) these notes ceasing to be rated investment grade by each of Moody's and Standard & Poor's within a specified time period, UST would be required to make an offer to purchase these notes at a price equal to 101% of the aggregate principal amount of such series, plus accrued and unpaid interest to the date of repurchase as and to the extent set forth in the terms of these notes.